Seasons Series Trust -  Large Cap Growth
	Goldman Sachs Asset Management LP




					Securities Purchased 	                    Comparable Securities
					1

Name of Underwriters					"(GS) GOLDMAN SACHS (ASIA) L.L.C.
BHF BANK (SCHWEIZ)
AG
BNP PARIBAS SECURITIES CORP
BOCI SECURITIES LIMITED

C.L. KING & ASSOCIATES, INC.

CHINA INTERNATIONAL CAPITAL CORPORATION HONG KONG SECURITIES

CHINA MERCHANTS BANK CO., LTD.

CIMB SECURITIES LIMITED
CITIGROUP GLOBAL MARKETS INC.

CLSA LIMITED
CREDIT SUISSE SECURITIES (USA) LLC

DBS BANK LTD.
DEUTSCHE BANK SECURITIES INC.
EVERCORE GROUP L.L.C.

HSBC SECURITIES (USA) INC.
ING
FINANCIAL MARKETS LLC
J.P. MORGAN SECURITIES LLC
LEBENTHAL & CO., LLC

MIZUHO SECURITIES USA INC.

MORGAN STANLEY & CO. INTERNATIONAL PLC
NEEDHAM & COMPANY, LLC

NOMURA SECURITIES INTERNATIONAL, INC.
PACIFIC CREST SECURITIES, INC.

RAYMOND JAMES & ASSOCIATES, INC.
RBS SECURITIES INC.

SAMUEL A. RAMIREZ & COMPANY, INC.
SG AMERICAS SECURITIES, LLC

STIFEL, NICOLAUS & COMPANY, INCORPORATED

SUNTRUST ROBINSON HUMPHREY, INC.
WELLS FARGO SECURITIES, LLC

WILLIAMS CAPITAL GROUP L.P. (THE)"
(See prospectus attached)

Name of Issuer  					Alibaba Group Holding Ltd

Title of Security					ALIBABA GROUP HOLDING LIMITED-ADR

Date of First Offering					09/18/14

Amount of Total Offering					"320,106,100"

Unit Price					68.000

Underwriting Spread or Commission					0.8160

For Municipal Securities Only: Are the securities
sufficiently liquid
that they can be sold at or near their carrying value
within a reasonably short period of time?					N/A

For Municipal Securities Only:
Credit Risk (either (i) Moderate or (ii) Minimal/Low)					N/A

NRSRO Rating					N/A

"For Municipal Securities Only: Third Party Information
Sources Consulted (include any thid party reports, analyses, opinions or other assesments issued by third parties,
other than ratings issued by NRSROs)"					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					Common Stock

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$627,912.00"

Number of Shares Purchased					"9,234.00"

Years of Continuous Operation					At least 3 years of Operation

Percentage of Offering Purchased					0.0029%
by Portfolio

Percentage of Offering Purchased by					0.5214%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (21) and (22)					0.5243%

Percentage of Portfolio Assets					0.4267%
Applied to Purchase

Name(s) of Underwriter(s) or					"MORGAN STANLEY & CO. LLC
"
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Citigroup / Credit Suisse / William Blair /
Cowen and Company / LOYAL3 Securities
(See prospectus attached)

Name of Issuer  					Globant S.A. (GLOB)

Title of Security					L4438510

Date of First Offering					7/18/2014

Amount of Total Offering					" $58,500,000.00 "

Unit Price					 $10.00

Underwriting Spread or Commission					 $0.700

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$4,000"

Number of Shares Purchased					 400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0068%
by Portfolio

Percentage of Offering Purchased by					2.41%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.420%

Percentage of Portfolio Assets					0.030%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"J.P. Morgan /
Goldman, Sachs & Co. / Leerink Partners /
Canaccord Genuity"
(See prospectus attached)

Name of Issuer  					"Sage Therapeutics, Inc. (SAGE)"

Title of Security					78667J10

Date of First Offering					7/18/2014

Amount of Total Offering					" $83,700,000.00 "

Unit Price					 $18.00

Underwriting Spread or Commission					 $1.260

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$1,800"

Number of Shares Purchased					 100

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0022%
by Portfolio

Percentage of Offering Purchased by					3.32%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.320%

Percentage of Portfolio Assets					0.020%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes

				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Goldman, Sachs & Co. /
Barclays / Citigroup / J.P. Morgan /
Macquarie Capital / Santander / FBR"
(See prospectus attached)

Name of Issuer  					"TerraForm Power, Inc. (TERP)"

Title of Security					88104R10

Date of First Offering					7/18/2014

Amount of Total Offering					" $501,625,000.00 "

Unit Price					 $25.00

Underwriting Spread or Commission					 $1.73875

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$5,000"

Number of Shares Purchased					 200

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0010%
by Portfolio

Percentage of Offering Purchased by					0.469%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.470%

Percentage of Portfolio Assets					0.038%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Piper Jaffray / Leerink Partners /
Wedbush PacGrow Life Sciences
(See prospectus attached)

Name of Issuer  					"Intersect ENT, Inc. (XENT)"

Title of Security					46071F10

Date of First Offering					7/24/2014

Amount of Total Offering					" $55,000,000.00 "

Unit Price					 $11.00

Underwriting Spread or Commission					 $0.77

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$2,200"

Number of Shares Purchased					 200

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0040%
by Portfolio

Percentage of Offering Purchased by					1.4160%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.420%

Percentage of Portfolio Assets					0.018%
Applied to Purchase

Name(s) of Underwriter(s) or					Piper Jaffray
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Morgan Stanley /
J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets /
Piper Jaffray / Raymond James / Wells Fargo Securities /
William Blair / Evercore"
(See prospectus attached)

Name of Issuer  					"Catalent, Inc. (CTLT)"

Title of Security					14880610

Date of First Offering					7/30/2014

Amount of Total Offering					" $871,250,000.00 "

Unit Price					 $20.50

Underwriting Spread or Commission					 $1.025

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$20,500"

Number of Shares Purchased					" 1,000 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0024%
by Portfolio

Percentage of Offering Purchased by					5.6176%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.620%

Percentage of Portfolio Assets					0.143%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth Portfolio (a/c 290390)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Wells Fargo Securities / Raymond James / Baird /
SunTrust Robinson Humphrey
(See prospectus attached)

Name of Issuer  					"HealthEquity, Inc. (HQY)"

Title of Security					42226A10

Date of First Offering					7/31/2014

Amount of Total Offering					" $127,400,000.00 "

Unit Price					 $14.00

Underwriting Spread or Commission					 $0.98

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$2,800"

Number of Shares Purchased					 200

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0022%
by Portfolio

Percentage of Offering Purchased by					3.1478%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.150%

Percentage of Portfolio Assets					0.025%
Applied to Purchase

Name(s) of Underwriter(s) or					Wells Fargo Securities
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Citigroup / Credit Suisse / William Blair /
Cowen and Company / LOYAL3 Securities
(See prospectus attached)

Name of Issuer  					Globant S.A. (GLOB)

Title of Security					L4438510

Date of First Offering					7/18/2014

Amount of Total Offering					" $58,500,000.00 "

Unit Price					 $10.00

Underwriting Spread or Commission					 $0.700

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$6,000"

Number of Shares Purchased					 600

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0103%
by Portfolio

Percentage of Offering Purchased by					2.41%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.420%

Percentage of Portfolio Assets					0.027%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"J.P. Morgan /
Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity"
(See prospectus attached)

Name of Issuer  					"Sage Therapeutics, Inc. (SAGE)"

Title of Security					78667J10

Date of First Offering					7/18/2014

Amount of Total Offering					" $83,700,000.00 "

Unit Price					 $18.00

Underwriting Spread or Commission					 $1.260

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$3,600"

Number of Shares Purchased					 200

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0043%
by Portfolio

Percentage of Offering Purchased by					3.316%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.320%

Percentage of Portfolio Assets					0.023%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Goldman, Sachs & Co. /
Barclays / Citigroup / J.P. Morgan / Macquarie Capital /
Santander / FBR"
(See prospectus attached)

Name of Issuer  					"TerraForm Power, Inc. (TERP)"

Title of Security					88104R10

Date of First Offering					7/18/2014

Amount of Total Offering					" $501,625,000.00 "

Unit Price					 $25.00

Underwriting Spread or Commission					 $1.73875

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$7,500"

Number of Shares Purchased					 300

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0015%
by Portfolio

Percentage of Offering Purchased by					0.469%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.470%

Percentage of Portfolio Assets					0.037%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Piper Jaffray / Leerink Partners / Wedbush PacGrow Life Sciences
(See prospectus attached)

Name of Issuer  					"Intersect ENT, Inc. (XENT)"

Title of Security					46071F10

Date of First Offering					7/24/2014

Amount of Total Offering					" $55,000,000.00 "

Unit Price					 $11.00

Underwriting Spread or Commission					 $0.77

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$3,300"

Number of Shares Purchased					 300

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0060%
by Portfolio

Percentage of Offering Purchased by					1.4140%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.420%

Percentage of Portfolio Assets					0.015%
Applied to Purchase

Name(s) of Underwriter(s) or					Piper Jaffray
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Morgan Stanley /
J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. / Jefferies / Deutsche Bank Securities / Blackstone Capital Markets /
Piper Jaffray / Raymond James / Wells Fargo Securities /
William Blair / Evercore"
(See prospectus attached)

Name of Issuer  					"Catalent, Inc. (CTLT)"

Title of Security					14880610

Date of First Offering					7/30/2014

Amount of Total Offering					" $871,250,000.00 "

Unit Price					 $20.50

Underwriting Spread or Commission					 $1.025

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$36,900"

Number of Shares Purchased					" 1,800 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0042%
by Portfolio

Percentage of Offering Purchased by					5.6158%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.620%

Percentage of Portfolio Assets					0.145%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth Portfolio (a/c 290400)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Wells Fargo Securities / Raymond James / Baird /
SunTrust Robinson Humphrey
(See prospectus attached)

Name of Issuer  					"HealthEquity, Inc. (HQY)"

Title of Security					42226A10

Date of First Offering					7/31/2014

Amount of Total Offering					" $127,400,000.00 "

Unit Price					 $14.00

Underwriting Spread or Commission					 $0.98

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$5,600"

Number of Shares Purchased					 400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0044%
by Portfolio

Percentage of Offering Purchased by					3.1456%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.150%

Percentage of Portfolio Assets					0.028%
Applied to Purchase

Name(s) of Underwriter(s) or					Wells Fargo Securities
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Citigroup / Credit Suisse / William Blair / Cowen and Company /
LOYAL3 Securities
(See prospectus attached)

Name of Issuer  					Globant S.A. (GLOB)

Title of Security					L4438510

Date of First Offering					7/18/2014

Amount of Total Offering					" $58,500,000.00 "

Unit Price					 $10.00

Underwriting Spread or Commission					 $0.700

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$18,000"

Number of Shares Purchased					" 1,800 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0308%
by Portfolio

Percentage of Offering Purchased by					2.39%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.420%

Percentage of Portfolio Assets					0.029%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"J.P. Morgan /
Goldman, Sachs & Co. / Leerink Partners / Canaccord Genuity"
(See prospectus attached)

Name of Issuer  					"Sage Therapeutics, Inc. (SAGE)"

Title of Security					78667J10

Date of First Offering					7/18/2014

Amount of Total Offering					" $83,700,000.00 "

Unit Price					 $18.00

Underwriting Spread or Commission					 $1.260

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$12,600"

Number of Shares Purchased					 700

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0151%
by Portfolio

Percentage of Offering Purchased by					3.305%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.320%

Percentage of Portfolio Assets					0.027%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Goldman, Sachs & Co. /
Barclays / Citigroup / J.P. Morgan / Macquarie Capital /
Santander / FBR"
(See prospectus attached)

Name of Issuer  					"TerraForm Power, Inc. (TERP)"

Title of Security					88104R10

Date of First Offering					7/18/2014

Amount of Total Offering					" $501,625,000.00 "

Unit Price					 $25.00

Underwriting Spread or Commission					 $1.73875

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$22,500"

Number of Shares Purchased					 900

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0045%
by Portfolio

Percentage of Offering Purchased by					0.466%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.470%

Percentage of Portfolio Assets					0.038%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Piper Jaffray / Leerink Partners /
Wedbush PacGrow Life Sciences
(See prospectus attached)

Name of Issuer  					"Intersect ENT, Inc. (XENT)"

Title of Security					46071F10

Date of First Offering					7/24/2014

Amount of Total Offering					" $55,000,000.00 "

Unit Price					 $11.00

Underwriting Spread or Commission					 $0.77

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$9,900"

Number of Shares Purchased					 900

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0180%
by Portfolio

Percentage of Offering Purchased by					1.4020%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.420%

Percentage of Portfolio Assets					0.015%
Applied to Purchase

Name(s) of Underwriter(s) or					Piper Jaffray
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Morgan Stanley /
J.P. Morgan / BofA Merrill Lynch / Goldman, Sachs & Co. /
Jefferies / Deutsche Bank Securities / Blackstone Capital Markets /
Piper Jaffray / Raymond James / Wells Fargo Securities /
William Blair / Evercore"
(See prospectus attached)

Name of Issuer  					"Catalent, Inc. (CTLT)"

Title of Security					14880610

Date of First Offering					7/30/2014

Amount of Total Offering					" $871,250,000.00 "

Unit Price					 $20.50

Underwriting Spread or Commission					 $1.025

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$112,750"

Number of Shares Purchased					" 5,500 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0129%
by Portfolio

Percentage of Offering Purchased by					5.6071%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.620%

Percentage of Portfolio Assets					0.149%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap Portfolio (a/c 290410)
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Wells Fargo Securities / Raymond James / Baird /
SunTrust Robinson Humphrey
(See prospectus attached)

Name of Issuer  					"HealthEquity, Inc. (HQY)"

Title of Security					42226A10

Date of First Offering					7/31/2014

Amount of Total Offering					" $127,400,000.00 "

Unit Price					 $14.00

Underwriting Spread or Commission					 $0.98

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$14,000"

Number of Shares Purchased					" 1,000 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0110%
by Portfolio

Percentage of Offering Purchased by					3.1390%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.150%

Percentage of Portfolio Assets					0.024%
Applied to Purchase

Name(s) of Underwriter(s) or					Wells Fargo Securities
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Season Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					Barclays /
J.P. Morgan / Pacific Crest Securities / Stifel /
Canaccord Genuity
(See prospectus attached)

Name of Issuer  					"Paycom Software, Inc. (PAYC) "

Title of Security					70432V10

Date of First Offering					4/15/2014

Amount of Total Offering					" $99,675,000.00 "

Unit Price					 $15.00

Underwriting Spread or Commission					 $1.050

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$16,500"

Number of Shares Purchased					" 1,100 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0166%
by Portfolio

Percentage of Offering Purchased by					3.97%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.990%

Percentage of Portfolio Assets					0.017%
Applied to Purchase

Name(s) of Underwriter(s) or					Barclays
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Goldman, Sachs & Co. /
Morgan Stanley / Moelis & Company / J.P. Morgan /
UBS Investment Bank / Keefe, Bruyette & Woods /
Sanford C. Bernstein / JMP Securities"
(See prospectus attached)

Name of Issuer  					Moelis & Company (MC)

Title of Security					60786M10

Date of First Offering					4/16/2014

Amount of Total Offering					" $162,500,000.00 "

Unit Price					 $25.00

Underwriting Spread or Commission					 $1.750

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$7,500"

Number of Shares Purchased					 300

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0046%
by Portfolio

Percentage of Offering Purchased by					14.615%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					14.62%

Percentage of Portfolio Assets					0.005%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"J.P. Morgan /
Morgan Stanley / BofA Merrill Lynch / Citigroup / Credit Suisse /
Deutsche Bank Securities / Goldman, Sachs & Co. /
Wells Fargo Securities / Blackstone Capital Markets /
EA Markets / Evercore / JMP Securities /
Lebenthal Capital Markets / Loop Capital Markets /
Mischler Financial Group, Inc. / Ramirez & Co., Inc. /
Raymond James / RBC Capital Markets / Stifel "
(See prospectus attached)

Name of Issuer  					La Quinta Holdings Inc. (LQ)

Title of Security					50420D10

Date of First Offering					4/8/2014

Amount of Total Offering					" $650,250,000.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.850

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$15,300"

Number of Shares Purchased					 900

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0024%
by Portfolio

Percentage of Offering Purchased by					3.528%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.53%

Percentage of Portfolio Assets					0.002%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Credit Suisse / Canaccord Genuity / Stifel
(See prospectus attached)

Name of Issuer  					"TriVascular Technologies, Inc. (TRIV) "

Title of Security					89685A10

Date of First Offering					4/16/2014

Amount of Total Offering					" $78,000,000.00 "

Unit Price					 $12.00

Underwriting Spread or Commission					 $0.840

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$8,400"

Number of Shares Purchased					 700

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0108%
by Portfolio

Percentage of Offering Purchased by					2.709%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.72%

Percentage of Portfolio Assets					0.011%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Barclays / BofA Merrill Lynch / Pacific Crest Securities /
Canaccord Genuity / Needham & Company
(See prospectus attached)

Name of Issuer  					"Five9, Inc. (FIVN)"

Title of Security					33830710

Date of First Offering					4/4/2014

Amount of Total Offering					" $70,000,000.00 "

Unit Price					 $7.00

Underwriting Spread or Commission					 $0.490

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$5,600.000 "

Number of Shares Purchased					 800

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0080%
by Portfolio

Percentage of Offering Purchased by					2.232%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.24%

Percentage of Portfolio Assets					0.008%
Applied to Purchase

Name(s) of Underwriter(s) or					Barclays
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Credit Suisse /
Goldman, Sachs & Co. / J.P. Morgan / Wells Fargo Securities /
Morgan Stanley / Raymond James / Tudor, Pickering, Holt & Co. /
RBC Capital Markets / Global Hunter Securities /
Macquarie Capital / Scotiabank / Howard Weil /
Simmons & Company International / Stephens Inc."
(See prospectus attached)

Name of Issuer  					"Parsley Energy, Inc. (PE)"

Title of Security					70187710

Date of First Offering					5/23/2014

Amount of Total Offering					" $925,000,000.00 "

Unit Price					 $18.50

Underwriting Spread or Commission					 $1.0175

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$3,700.000 "

Number of Shares Purchased					 200

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0018%
by Portfolio

Percentage of Offering Purchased by					0.188%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.19%

Percentage of Portfolio Assets					0.0004%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"FBR,
JPMorgan, Deutsche Bank Securities, Zelman Partners LLC,
Builder Advisor Group, LLC"
(See prospectus attached)

Name of Issuer  					"Century Communities, Inc. (CCS)"

Title of Security					156504300

Date of First Offering					6/17/2014

Amount of Total Offering					" $103,040,000.00 "

Unit Price					 $23.00

Underwriting Spread or Commission					 $1.6100

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$9,200.000 "

Number of Shares Purchased					 400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0446%
by Portfolio

Percentage of Offering Purchased by					5.105%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.15%

Percentage of Portfolio Assets					0.009%
Applied to Purchase

Name(s) of Underwriter(s) or					FBR Capital Markets and Co.
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Credit Suisse, BMO Capital Markets, William Blair"
(See prospectus attached)

Name of Issuer  					ZS Pharma Inc. (ZSPH)

Title of Security					98979G105

Date of First Offering					6/17/2014

Amount of Total Offering					" $106,999,992.00 "

Unit Price					 $18.00

Underwriting Spread or Commission					 $1.2600

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$3,600.000 "

Number of Shares Purchased					 200

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0151%
by Portfolio

Percentage of Offering Purchased by					1.135%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.15%

Percentage of Portfolio Assets					0.003%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse Secs (USA) LLC
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"BofA Merrill Lynch,
Barclays, Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., HSBC, JPMorgan, Morgan Stanley,
UBS Investment Bank, BNP Paribas, Jefferies,
RBC Capital Markets, RBS, TD Securities"
(See prospectus attached)

Name of Issuer  					Markit Ltd (MRKT)

Title of Security					G58249106

Date of First Offering					6/18/2014

Amount of Total Offering					" $1,283,336,472.00 "

Unit Price					 $24.00

Underwriting Spread or Commission					 $0.9600

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$33,600.000 "

Number of Shares Purchased					" 1,400 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0123%
by Portfolio

Percentage of Offering Purchased by					1.208%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.22%

Percentage of Portfolio Assets					0.003%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Piper Jaffray, William Blair, Wells Fargo Securities,
Stephens Inc."
(See prospectus attached)

Name of Issuer  					Imprivata Inc. (IMPR)

Title of Security					45323J103

Date of First Offering					6/24/2014

Amount of Total Offering					" $75,000,000.00 "

Unit Price					 $15.00

Underwriting Spread or Commission					 $1.0500

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$9,000.000 "

Number of Shares Purchased					 600

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0660%
by Portfolio

Percentage of Offering Purchased by					2.714%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.78%

Percentage of Portfolio Assets					0.012%
Applied to Purchase

Name(s) of Underwriter(s) or					Piper Jaffray and Company
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Citigroup, Barclays, Allen & Company LLC, Stifel, Baird,
MCS Capital Markets, Piper Jaffray, Raymond James"
(See prospectus attached)

Name of Issuer  					GoPro Inc. - Class A (GPRO)

Title of Security					38268T103

Date of First Offering					6/25/2014

Amount of Total Offering					" $427,200,000.00 "

Unit Price					 $24.00

Underwriting Spread or Commission					 $1.4400

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$9,600.000 "

Number of Shares Purchased					 400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0112%
by Portfolio

Percentage of Offering Purchased by					0.649%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.66%

Percentage of Portfolio Assets					0.002%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Credit Suisse, Goldman, Sachs & Co., Morgan Stanley,
BofA Merrill Lynch, Jefferies, Natixis, RBC Capital Markets,
Baird, Piper Jaffray"
(See prospectus attached)

Name of Issuer  					"ServiceMaster Global Holdings, Inc. (SERV)"

Title of Security					81761R109

Date of First Offering					6/26/2014

Amount of Total Offering					" $610,300,000.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.8500

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$13,600.000 "

Number of Shares Purchased					 800

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0109%
by Portfolio

Percentage of Offering Purchased by					5.309%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.32%

Percentage of Portfolio Assets					0.002%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse Secs (USA) LLC - (Cash)
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Goldman, Sachs & Co., Barclays, Deutsche Bank Securities,
BofA Merrill Lynch, Credit Suisse, Morgan Stanley,
Wells Fargo Securities, Guggenheim Securities,
Macquarie Capital, Nomura, Piper Jaffray, Raymond James,
Stephens Inc., SunTrust Robinson Humphrey, Ramirez & Co., Inc.,
Telsey Advisory Group, The Williams Capital Group, L.P. "
(See prospectus attached)

Name of Issuer  					"The Michaels Companies, Inc. (MIK)"

Title of Security					59408Q106

Date of First Offering					6/26/2014

Amount of Total Offering					" $472,222,226.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.956250

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$6,800.000 "

Number of Shares Purchased					 400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0076%
by Portfolio

Percentage of Offering Purchased by					0.852%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.86%

Percentage of Portfolio Assets					0.001%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co New York
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					Barclays /
J.P. Morgan / Pacific Crest Securities / Stifel /
Canaccord Genuity
(See prospectus attached)

Name of Issuer  					"Paycom Software, Inc. (PAYC) "

Title of Security					70432V10

Date of First Offering					4/15/2014

Amount of Total Offering					" $99,675,000.00 "

Unit Price					 $15.00

Underwriting Spread or Commission					 $1.050

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$30,000"

Number of Shares Purchased					" 2,000 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0301%
by Portfolio

Percentage of Offering Purchased by					3.96%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.990%

Percentage of Portfolio Assets					0.030%
Applied to Purchase

Name(s) of Underwriter(s) or					Barclays
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Goldman, Sachs & Co. /
Morgan Stanley / Moelis & Company / J.P. Morgan /
UBS Investment Bank / Keefe, Bruyette & Woods /
Sanford C. Bernstein / JMP Securities"
(See prospectus attached)

Name of Issuer  					Moelis & Company (MC)

Title of Security					60786M10

Date of First Offering					4/16/2014

Amount of Total Offering					" $162,500,000.00 "

Unit Price					 $25.00

Underwriting Spread or Commission					 $1.750

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$10,000"

Number of Shares Purchased					 400

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0062%
by Portfolio

Percentage of Offering Purchased by					14.614%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					14.62%

Percentage of Portfolio Assets					0.006%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"J.P. Morgan /
Morgan Stanley / BofA Merrill Lynch / Citigroup / Credit Suisse /
Deutsche Bank Securities / Goldman, Sachs & Co. /
Wells Fargo Securities / Blackstone Capital Markets /
EA Markets / Evercore / JMP Securities /
Lebenthal Capital Markets / Loop Capital Markets /
Mischler Financial Group, Inc. / Ramirez & Co., Inc. /
Raymond James / RBC Capital Markets / Stifel "
(See prospectus attached)

Name of Issuer  					La Quinta Holdings Inc. (LQ)

Title of Security					50420D10

Date of First Offering					4/8/2014

Amount of Total Offering					" $650,250,000.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.850

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$27,200"

Number of Shares Purchased					" 1,600 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0042%
by Portfolio

Percentage of Offering Purchased by					3.526%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.53%

Percentage of Portfolio Assets					0.004%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Credit Suisse / Canaccord Genuity / Stifel
(See prospectus attached)

Name of Issuer  					"TriVascular Technologies, Inc. (TRIV) "

Title of Security					89685A10

Date of First Offering					4/16/2014

Amount of Total Offering					" $78,000,000.00 "

Unit Price					 $12.00

Underwriting Spread or Commission					 $0.840

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$15,600"

Number of Shares Purchased					" 1,300 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0200%
by Portfolio

Percentage of Offering Purchased by					2.700%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.72%

Percentage of Portfolio Assets					0.020%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Barclays / BofA Merrill Lynch / Pacific Crest Securities /
Canaccord Genuity / Needham & Company
(See prospectus attached)

Name of Issuer  					"Five9, Inc. (FIVN)"

Title of Security					33830710

Date of First Offering					4/4/2014

Amount of Total Offering					" $70,000,000.00 "

Unit Price					 $7.00

Underwriting Spread or Commission					 $0.490

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$9,800.000 "

Number of Shares Purchased					" 1,400 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0140%
by Portfolio

Percentage of Offering Purchased by					2.226%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.24%

Percentage of Portfolio Assets					0.014%
Applied to Purchase

Name(s) of Underwriter(s) or					Barclays
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Credit Suisse /
Goldman, Sachs & Co. / J.P. Morgan / Wells Fargo Securities /
Morgan Stanley / Raymond James / Tudor, Pickering, Holt & Co. /
RBC Capital Markets / Global Hunter Securities /
Macquarie Capital / Scotiabank / Howard Weil /
Simmons & Company International / Stephens Inc."
(See prospectus attached)

Name of Issuer  					"Parsley Energy, Inc. (PE)"

Title of Security					70187710

Date of First Offering					5/23/2014

Amount of Total Offering					" $925,000,000.00 "

Unit Price					 $18.50

Underwriting Spread or Commission					 $1.0175

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$5,550.000 "

Number of Shares Purchased					 300

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0018%
by Portfolio

Percentage of Offering Purchased by					0.188%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.19%

Percentage of Portfolio Assets					0.001%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"FBR, JPMorgan,
Deutsche Bank Securities, Zelman Partners LLC,
Builder Advisor Group, LLC"
(See prospectus attached)

Name of Issuer  					"Century Communities, Inc. (CCS)"

Title of Security					156504300

Date of First Offering					6/17/2014

Amount of Total Offering					" $103,040,000.00 "

Unit Price					 $23.00

Underwriting Spread or Commission					 $1.6100

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$16,100.000 "

Number of Shares Purchased					 700

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0446%
by Portfolio

Percentage of Offering Purchased by					5.105%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.15%

Percentage of Portfolio Assets					0.016%
Applied to Purchase

Name(s) of Underwriter(s) or					FBR Capital Markets and Co.
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Credit Suisse, BMO Capital Markets, William Blair"
(See prospectus attached)

Name of Issuer  					ZS Pharma Inc. (ZSPH)

Title of Security					98979G105

Date of First Offering					6/17/2014

Amount of Total Offering					" $106,999,992.00 "

Unit Price					 $18.00

Underwriting Spread or Commission					 $1.2600

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$5,400.000 "

Number of Shares Purchased					 300

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0151%
by Portfolio

Percentage of Offering Purchased by					1.135%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.15%

Percentage of Portfolio Assets					0.005%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse Secs (USA) LLC
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"BofA Merrill Lynch,
Barclays, Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., HSBC, JPMorgan, Morgan Stanley,
UBS Investment Bank, BNP Paribas, Jefferies,
RBC Capital Markets, RBS, TD Securities"
(See prospectus attached)

Name of Issuer  					Markit Ltd (MRKT)

Title of Security					G58249106

Date of First Offering					6/18/2014

Amount of Total Offering					" $1,283,336,472.00 "

Unit Price					 $24.00

Underwriting Spread or Commission					 $0.9600

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$55,200.000 "

Number of Shares Purchased					" 2,300 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0123%
by Portfolio

Percentage of Offering Purchased by					1.208%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.22%

Percentage of Portfolio Assets					0.004%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Piper Jaffray, William Blair, Wells Fargo Securities,
Stephens Inc."
(See prospectus attached)

Name of Issuer  					Imprivata Inc. (IMPR)

Title of Security					45323J103

Date of First Offering					6/24/2014

Amount of Total Offering					" $75,000,000.00 "

Unit Price					 $15.00

Underwriting Spread or Commission					 $1.0500

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$16,500.000 "

Number of Shares Purchased					" 1,100 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0660%
by Portfolio

Percentage of Offering Purchased by					2.714%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.78%

Percentage of Portfolio Assets					0.022%
Applied to Purchase

Name(s) of Underwriter(s) or					Piper Jaffray and Company
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Citigroup, Barclays, Allen & Company LLC, Stifel, Baird,
MCS Capital Markets, Piper Jaffray, Raymond James"
(See prospectus attached)

Name of Issuer  					GoPro Inc. - Class A (GPRO)

Title of Security					38268T103

Date of First Offering					6/25/2014

Amount of Total Offering					" $427,200,000.00 "

Unit Price					 $24.00

Underwriting Spread or Commission					 $1.4400

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$16,800.000 "

Number of Shares Purchased					 700

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0112%
by Portfolio

Percentage of Offering Purchased by					0.649%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.66%

Percentage of Portfolio Assets					0.004%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Credit Suisse, Goldman, Sachs & Co., Morgan Stanley,
BofA Merrill Lynch, Jefferies, Natixis,
RBC Capital Markets, Baird, Piper Jaffray"
(See prospectus attached)

Name of Issuer  					"ServiceMaster Global Holdings, Inc. (SERV)"

Title of Security					81761R109

Date of First Offering					6/26/2014

Amount of Total Offering					" $610,300,000.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.8500

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$22,100.000 "

Number of Shares Purchased					" 1,300 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0109%
by Portfolio

Percentage of Offering Purchased by					5.309%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.32%

Percentage of Portfolio Assets					0.004%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse Secs (USA) LLC - (Cash)
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Multi-Managed Moderate Growth
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Goldman, Sachs & Co., Barclays, Deutsche Bank Securities,
BofA Merrill Lynch, Credit Suisse, Morgan Stanley,
Wells Fargo Securities, Guggenheim Securities,
Macquarie Capital, Nomura, Piper Jaffray, Raymond James,
Stephens Inc., SunTrust Robinson Humphrey, Ramirez & Co., Inc.,
Telsey Advisory Group, The Williams Capital Group, L.P. "
(See prospectus attached)

Name of Issuer  					"The Michaels Companies, Inc. (MIK)"

Title of Security					59408Q106

Date of First Offering					6/26/2014

Amount of Total Offering					" $472,222,226.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.956250

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$11,900.000 "

Number of Shares Purchased					 700

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0076%
by Portfolio

Percentage of Offering Purchased by					0.852%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.86%

Percentage of Portfolio Assets					0.003%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co New York
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					Barclays /
J.P. Morgan / Pacific Crest Securities / Stifel /
Canaccord Genuity
(See prospectus attached)

Name of Issuer  					"Paycom Software, Inc. (PAYC) "

Title of Security					70432V10

Date of First Offering					4/15/2014

Amount of Total Offering					" $99,675,000.00 "

Unit Price					 $15.00

Underwriting Spread or Commission					 $1.050

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$79,500"

Number of Shares Purchased					" 5,300 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0798%
by Portfolio

Percentage of Offering Purchased by					3.91%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.990%

Percentage of Portfolio Assets					0.080%
Applied to Purchase

Name(s) of Underwriter(s) or					Barclays
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Goldman, Sachs & Co. /
Morgan Stanley / Moelis & Company / J.P. Morgan /
UBS Investment Bank / Keefe, Bruyette & Woods /
Sanford C. Bernstein / JMP Securities"
(See prospectus attached)

Name of Issuer  					Moelis & Company (MC)

Title of Security					60786M10

Date of First Offering					4/16/2014

Amount of Total Offering					" $162,500,000.00 "

Unit Price					 $25.00

Underwriting Spread or Commission					 $1.750

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$27,500"

Number of Shares Purchased					" 1,100 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0169%
by Portfolio

Percentage of Offering Purchased by					14.603%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					14.62%

Percentage of Portfolio Assets					0.017%
Applied to Purchase

Name(s) of Underwriter(s) or					"Goldman, Sachs & Co."
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"J.P. Morgan /
Morgan Stanley / BofA Merrill Lynch / Citigroup / Credit Suisse /
Deutsche Bank Securities / Goldman, Sachs & Co. /
Wells Fargo Securities / Blackstone Capital Markets /
EA Markets / Evercore / JMP Securities /
Lebenthal Capital Markets / Loop Capital Markets /
Mischler Financial Group, Inc. / Ramirez & Co., Inc. /
Raymond James / RBC Capital Markets / Stifel "
(See prospectus attached)

Name of Issuer  					La Quinta Holdings Inc. (LQ)

Title of Security					50420D10

Date of First Offering					4/8/2014

Amount of Total Offering					" $650,250,000.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.850

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$73,100"

Number of Shares Purchased					" 4,300 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0112%
by Portfolio

Percentage of Offering Purchased by					3.519%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					3.53%

Percentage of Portfolio Assets					0.011%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Credit Suisse / Canaccord Genuity / Stifel
(See prospectus attached)

Name of Issuer  					"TriVascular Technologies, Inc. (TRIV) "

Title of Security					89685A10

Date of First Offering					4/16/2014

Amount of Total Offering					" $78,000,000.00 "

Unit Price					 $12.00

Underwriting Spread or Commission					 $0.840

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$40,800"

Number of Shares Purchased					" 3,400 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0523%
by Portfolio

Percentage of Offering Purchased by					2.668%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.72%

Percentage of Portfolio Assets					0.052%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					J.P. Morgan /
Barclays / BofA Merrill Lynch / Pacific Crest Securities /
Canaccord Genuity / Needham & Company
(See prospectus attached)

Name of Issuer  					"Five9, Inc. (FIVN)"

Title of Security					33830710

Date of First Offering					4/4/2014

Amount of Total Offering					" $70,000,000.00 "

Unit Price					 $7.00

Underwriting Spread or Commission					 $0.490

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$26,000.000 "

Number of Shares Purchased					" 3,800 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0371%
by Portfolio

Percentage of Offering Purchased by					2.203%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.24%

Percentage of Portfolio Assets					0.037%
Applied to Purchase

Name(s) of Underwriter(s) or					Barclays
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"Credit Suisse /
Goldman, Sachs & Co. / J.P. Morgan / Wells Fargo Securities /
Morgan Stanley / Raymond James / Tudor, Pickering, Holt & Co. /
RBC Capital Markets / Global Hunter Securities /
Macquarie Capital / Scotiabank / Howard Weil /
Simmons & Company International / Stephens Inc."
(See prospectus attached)

Name of Issuer  					"Parsley Energy, Inc. (PE)"

Title of Security					70187710

Date of First Offering					5/23/2014

Amount of Total Offering					" $925,000,000.00 "

Unit Price					 $18.50

Underwriting Spread or Commission					 $1.0175

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$16,650.000 "

Number of Shares Purchased					 900

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0018%
by Portfolio

Percentage of Offering Purchased by					0.188%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.19%

Percentage of Portfolio Assets					0.002%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"FBR, JPMorgan,
Deutsche Bank Securities, Zelman Partners LLC,
Builder Advisor Group, LLC"
(See prospectus attached)

Name of Issuer  					"Century Communities, Inc. (CCS)"

Title of Security					156504300

Date of First Offering					6/17/2014

Amount of Total Offering					" $103,040,000.00 "

Unit Price					 $23.00

Underwriting Spread or Commission					 $1.6100

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$46,000.000 "

Number of Shares Purchased					" 2,000 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0446%
by Portfolio

Percentage of Offering Purchased by					5.105%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.15%

Percentage of Portfolio Assets					0.045%
Applied to Purchase

Name(s) of Underwriter(s) or					FBR Capital Markets and Co.
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Credit Suisse, BMO Capital Markets, William Blair"
(See prospectus attached)

Name of Issuer  					ZS Pharma Inc. (ZSPH)

Title of Security					98979G105

Date of First Offering					6/17/2014

Amount of Total Offering					" $106,999,992.00 "

Unit Price					 $18.00

Underwriting Spread or Commission					 $1.2600

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$16,200.000 "

Number of Shares Purchased					 900

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0151%
by Portfolio

Percentage of Offering Purchased by					1.135%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.15%

Percentage of Portfolio Assets					0.015%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse Secs (USA) LLC
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"BofA Merrill Lynch,
Barclays, Citigroup, Credit Suisse, Deutsche Bank Securities,
Goldman, Sachs & Co., HSBC, JPMorgan, Morgan Stanley,
UBS Investment Bank, BNP Paribas, Jefferies,
RBC Capital Markets, RBS, TD Securities"
(See prospectus attached)

Name of Issuer  					Markit Ltd (MRKT)

Title of Security					G58249106

Date of First Offering					6/18/2014

Amount of Total Offering					" $1,283,336,472.00 "

Unit Price					 $24.00

Underwriting Spread or Commission					 $0.9600

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$158,400.000 "

Number of Shares Purchased					" 6,600 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0123%
by Portfolio

Percentage of Offering Purchased by					1.208%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					1.22%

Percentage of Portfolio Assets					0.012%
Applied to Purchase

Name(s) of Underwriter(s) or					Morgan Stanley and Co LLC
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Piper Jaffray, William Blair, Wells Fargo Securities,
Stephens Inc."
(See prospectus attached)

Name of Issuer  					Imprivata Inc. (IMPR)

Title of Security					45323J103

Date of First Offering					6/24/2014

Amount of Total Offering					" $75,000,000.00 "

Unit Price					 $15.00

Underwriting Spread or Commission					 $1.0500

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$49,500.000 "

Number of Shares Purchased					" 3,300 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0660%
by Portfolio

Percentage of Offering Purchased by					2.714%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					2.78%

Percentage of Portfolio Assets					0.066%
Applied to Purchase

Name(s) of Underwriter(s) or					Piper Jaffray and Company
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Citigroup, Barclays, Allen & Company LLC, Stifel, Baird,
MCS Capital Markets, Piper Jaffray, Raymond James"
(See prospectus attached)

Name of Issuer  					GoPro Inc. - Class A (GPRO)

Title of Security					38268T103

Date of First Offering					6/25/2014

Amount of Total Offering					" $427,200,000.00 "

Unit Price					 $24.00

Underwriting Spread or Commission					 $1.4400

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$48,000.000 "

Number of Shares Purchased					" 2,000 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0112%
by Portfolio

Percentage of Offering Purchased by					0.649%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.66%

Percentage of Portfolio Assets					0.011%
Applied to Purchase

Name(s) of Underwriter(s) or					Citigroup Global Markets Inc.
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Credit Suisse, Goldman, Sachs & Co., Morgan Stanley,
BofA Merrill Lynch, Jefferies, Natixis,
RBC Capital Markets, Baird, Piper Jaffray"
(See prospectus attached)

Name of Issuer  					"ServiceMaster Global Holdings, Inc. (SERV)"

Title of Security					81761R109

Date of First Offering					6/26/2014

Amount of Total Offering					" $610,300,000.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.8500

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$66,300.000 "

Number of Shares Purchased					" 3,900 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0109%
by Portfolio

Percentage of Offering Purchased by					5.309%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					5.32%

Percentage of Portfolio Assets					0.011%
Applied to Purchase

Name(s) of Underwriter(s) or					Credit Suisse Secs (USA) LLC - (Cash)
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes


				Seasons Series Trust
				Small Cap
				J.P. Morgan Investment Management Inc.




					Securities Purchased
					1

Name of Underwriters					"JPMorgan,
Goldman, Sachs & Co., Barclays, Deutsche Bank Securities,
BofA Merrill Lynch, Credit Suisse, Morgan Stanley,
Wells Fargo Securities, Guggenheim Securities,
Macquarie Capital, Nomura, Piper Jaffray, Raymond James,
Stephens Inc., SunTrust Robinson Humphrey, Ramirez & Co., Inc.,
Telsey Advisory Group, The Williams Capital Group, L.P. "
(See prospectus attached)

Name of Issuer  					"The Michaels Companies, Inc. (MIK)"

Title of Security					59408Q106

Date of First Offering					6/26/2014

Amount of Total Offering					" $472,222,226.00 "

Unit Price					 $17.00

Underwriting Spread or Commission					 $0.956250

Rating					N/A

Maturity Date					N/A

Current Yield					N/A

Yield to Maturity					N/A

Subordination Features					No

Nature of issuing Political					N/A
"Entity, if any, including in"
"the case of revenue bonds,"
underlying entity supplying
the revenue

Total Par Value of Bonds Purchased					N/A

Dollar Amount of Purchases					"$35,700.000 "

Number of Shares Purchased					" 2,100 "

Years of Continuous Operation					3+

Percentage of Offering Purchased					0.0076%
by Portfolio

Percentage of Offering Purchased by					0.852%
other Portfolios of the Trust and
other Investment Companies advised
by the Adviser or any Subadviser

Sum of (18) and (19)					0.86%

Percentage of Portfolio Assets					0.008%
Applied to Purchase

Name(s) of Underwriter(s) or					Goldman Sachs and Co New York
Dealer(s) from whom Purchased

"Is the Adviser, any Subadviser"					Yes
or any person of which the Adviser
"or Subadviser is an ""affiliated"
"person"", a Manager or Co-Manager"
of Offering?

Were Purchases Designated as Group					No
Sales or otherwise allocated to the
"Adviser, any Subadviser or any person"
of whom the Adviser or Subadviser is
"an ""affiliated person""?"

Was the Offering Fully Subscribed? 					Yes